                                                                    EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Walter Alessandrini, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Avanex Corporation on Form 10-Q for the fiscal quarter ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Avanex Corporation.

                                      By: /s/ WALTER ALESSANDRINI
                                         --------------------------------------

                                      Name: Walter Alessandrini
                                      Title:President, Chief Executive Officer,
                                              Director and Chairman of the Board

I, Linda Reddick, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Avanex Corporation on Form 10-Q for the fiscal quarter ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Avanex Corporation.

                                       By: /s/ LINDA REDDICK
                                           -------------------------------------

                                       Name: Linda Reddick
                                       Title: Chief Financial Officer